UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/10/2005

Genaera Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-19651

DE	13-3445668
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462
(Address of Principal Executive Offices, Including Zip Code)

610.941.5676
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On January 10, 2005, Genaera Corporation ("the Company") issued a press release announcing positive preliminary clinical results, including improved vision, from a multi-center, open-label U.S. Phase II clinical trial (MSI-1256F-207) with squalamine for the treatment of choroidal neovascularization associated with age-related macular degeneration. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit Number       Description

         99.1                   Press release of the Company dated January 10, 2005 - "Genaera Announces Positive Preliminary Two-Month Data from Phase II Study for Squalamine in Age-Related Macular Degeneration".

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Genaera Corporation

Date: January 10, 2005.	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President, Chief Financial Officer and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of the Company dated January 10, 2005 - "Genaera Announces Positive Preliminary Two-Month Data from Phase II Study for Squalamine in Age-Related Macular Degeneration".